UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOANN Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

          P.O. BOX 8016, CARY, NC 27512-9903

JOANN Inc.

Important Notice Regarding the Availability

of Proxy Materials

Shareholders Meeting to be held on

June 24, 2022

For Shareholders of record as of April 27, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/JOAN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials, including the

proxy statement, proxy card and Annual Report, and VOTE go to

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 14, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/JOAN	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone, you will need the 12 digit control number located in the shaded box above.

* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

JOANN Inc.

Meeting Type:   Annual Meeting of Shareholders

Date:     Friday, June 24, 2022

Time:    1:00 PM, Eastern Time

Place:    Annual Meeting to be held live via the internet - please visit

              www.proxydocs.com/JOAN for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/JOAN

SEE REVERSE FOR FULL AGENDA

JOANN Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.
PROPOSAL
1.	Election of two Class I directors to JOANN’s Board
1.01 Wade Miquelon
1.02 Darrell Webb
2.	Ratification of the Appointment of Ernst & Young LLP as JOANN’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 28, 2023

3.	Approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers

4.	Approval, on an advisory basis, of the frequency for future shareholder advisory votes to approve the compensation of JOANN’s Named Executive Officers

5.	Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting